Letter of Resignation

To:	The Board of Directors
Power Efficiency Corporation
Las Vegas, Nevada

July 16, 2010

Dear Sirs,

I, Gary Rado, hereby resign from my position as a member of the Board of Directors of Power Efficiency Corporation (the “Company”) with effect on the close of business on the date hereof.

I acknowledge and confirm that my resignation is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Yours faithfully,

Gary Rado